UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 2, 2011

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue

New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 is being filed in order to add Item 5.03 and Exhibit 3.1 to this Current Report, reflecting the filing of the Certificate of Designation, Preferences and Rights of Series A Junior Preferred Stock with the Secretary of State of the State of Delaware on November 3, 2011.

* * * * *

Item 5.03.	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

To the extent required by Item 5.03 of Form 8-K, the disclosures contained in Item 1.01 of this Current Report are incorporated by reference in this Item 5.03.

On November 3, 2011, the Registrant filed with the Secretary of State of the State of Delaware a Certificate of Designation, Preferences and Rights of Series A Junior Preferred Stock, a copy of which is attached as Exhibit 3.1 to this Current Report and which we refer to as the Certificate of Designation. A form of the Certificate of Designation was previously filed as part of Exhibit 4.1 to this Current Report

The Certificate of Designation sets forth the terms of the Preferred Stock, Units of which Preferred Stock are issuable upon exercise of the Rights described in Item 1.01 of this Current Report (if the Rights become exercisable). In accordance with Section 103 of the General Corporation Law of the State of Delaware (DGCL), such Certificate of Designation became effective upon filing and, in accordance with Section 151(f) of the DGCL, had the effect of amending the Registrant’s Third Restated Certificate of Incorporation.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

3.1	Certificate of Designation, Preferences and Rights of Series A Junior Preferred Stock

4.1*	Rights Agreement dated as of November 2, 2011, between WebMD Health Corp. and American Stock Transfer & Trust Company, LLC, including the Form of Rights Certificate as Exhibit A, the Summary of Rights to Purchase Preferred Stock as Exhibit B and the Form of the Certificate of Designation for the Preferred Stock as Exhibit C. (Incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated November 3, 2011)

99.1*	Press Release dated November 2, 2011

*	Filed previously.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: November 7, 2011	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Designation, Preferences and Rights of Series A Junior Preferred Stock

4.1*	Rights Agreement dated as of November 2, 2011, between WebMD Health Corp. and American Stock Transfer & Trust Company, LLC, including the Form of Rights Certificate as Exhibit A, the Summary of Rights to Purchase Preferred Stock as Exhibit B and the Form of the Certificate of Designation for the Preferred Stock as Exhibit C. (Incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A dated November 3, 2011)

99.1*	Press Release dated November 2, 2011

*	Filed previously.